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                                                                    Exhibit 23.1


                        [ARTHUR ANDERSEN LLP LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated January 23, 1998 included in USBANCORP, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                             /s/ Arthur Andersen LLP
                                             ---------------------------------
                                             ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
April 22, 1998